Prospectus Supplement	October 9, 2012

Putnam Diversified Income Trust Prospectus dated January 30, 2012

The sub-section Your fund’s management in the section Fund summary and the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio managers are now D. William Kohli, Michael Atkin, Kevin Murphy, Michael Salm and Paul Scanlon.

Additional information regarding Messrs. Kohli, Atkin, Murphy, Salm and Scanlon, including their business experience during the last five years, is set forth in the prospectus.

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